Putnam Investments
One Post Office Square
Boston, MA 02109
February 26, 2010

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street NE
Washington, DC 20549
Attention: Linda Stirling, Esq.

Re:	Putnam Global Equity Fund (Reg. Nos. (2-25258) (811-01403)) (the “Fund”)

Dear Ms. Stirling:

We are filing today through the EDGAR system, on behalf of Putnam Global Equity Fund, Post-Effective Amendment No. 62 pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and Rule 8b-16 under the Investment Company Act of 1940, as amended (the “Amendment”). The Amendment is marked to show changes in the prospectus and statement of additional information of the Fund from the corresponding documents dated February 28, 2010, filed with the U.S. Securities and Exchange Commission on December 18, 2009. Comments of the staff of the U.S. Securities and Exchange Commission received on February 2, 2010 and Putnam’s responses are summarized below.

Prospectus

1. In Fund summary—Fees and expenses:

a. In the “Annual fund operating expenses” table, change the heading of the last column to “Total annual fund operating expenses after expense reimbursement.”

b. In the “Annual fund operating expenses” table, clarify in the second sentence of the asterisked footnote how Putnam Investment Management, LLC’s obligation to waive the Fund’s management fee is “contractual” if Putnam Investment Management, LLC and the Board of Trustees can modify the obligation at any time. In addition, please confirm that Putnam Management’s contractual obligation to limit expenses extends through the life of the prospectus.

c. In the text before the “Example” table following the “Annual fund operating expenses” table, remove the fourth sentence and add the following parenthetical at the end of the third sentence: “(taking into account the expense reimbursement only for the first year).”

Responses:

a. We have removed the column in the table disclosing the waiver of expenses.

b. We have removed the column in the table disclosing the waiver of expenses.

c. We have removed the text since the “Annual fund operating expenses” table does not disclose an expense reimbursement.

2. In Fund summary— Investments, risks, and performance:

a. In the “Investments” or “What are the fund’s main investment strategies and related risks?” sections, disclose that the Fund will invest in at least 3 countries, invest at least 40% of its net assets in securities of foreign issuers, and the criteria by which the Fund determines whether an issuer is “foreign”.

b. Expand the disclosure in the “Risks” section to include midsize company risk if this risk is a principal risk for the Fund.

Responses:

a. We have added the disclosure, as requested, in the “What are the fund’s main investment strategies and related risks?” section.

b. We have revised the disclosure, as requested.

Statement of Additional Information

1. Please adopt a non-fundamental policy with respect to senior securities, and propose the addition of such a fundamental policy at the next meeting of fund shareholders.

Response: We have disclosed this non-fundamental policy with respect to senior securities in the SAI. We will propose that the Trustees recommend shareholder approval of a corresponding fundamental policy at the next meeting of fund shareholders.

Any comments or questions on this filing may be directed to the undersigned at 1-800-225-2465, Ext. 14824.

Very truly yours,

Anne Marie Duffy
Vice President and Counsel

cc: Brian D. McCabe, Esq.